UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2022

CENTERPOINT ENERGY , INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			76-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2022 Annual Meeting of Shareholders of CenterPoint Energy, Inc. ("CenterPoint Energy"), which was held on April 22, 2022 (the "2022 Annual Meeting"), CenterPoint Energy's shareholders approved the CenterPoint Energy, Inc. 2022 Long Term Incentive Plan (the "2022 Plan"). The 2022 Plan was previously approved, subject to shareholder approval, by the Board of Directors of CenterPoint Energy (the "Board").

A summary of the material terms and conditions of the 2022 Plan and awards thereunder is included in CenterPoint Energy's definitive proxy statement filed with the Securities and Exchange Commission on March 11, 2022 (the "Proxy Statement") under "Item 4: Approval of Adoption of CenterPoint Energy, Inc. 2022 Long Term Incentive Plan," which section is incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the 2022 Plan, which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The forms of the award agreements under the 2022 Plan are included as Exhibits 10.2 through 10.8 hereto and incorporated by reference herein.

On April 22, 2022, the Board approved the Second Amendment (the "Amendment") to the CenterPoint Energy 2005 Deferred Compensation Plan (as amended and restated effective January 1, 2009) (the "Deferred Compensation Plan") to freeze the Deferred Compensation Plan such that no additional deferrals of compensation may be made under such plan on or after January 1, 2023, including from any bonus otherwise payable on or after the date.

The descriptions of the Deferred Compensation Plan and the Amendment are qualified in their entirety by reference to the full text of the Deferred Compensation Plan and the Amendment, which are included as Exhibits 10.9, 10.10 and 10.11, respectively, hereto and incorporated by reference herein.

As previously disclosed by CenterPoint Energy in its Current Report on Form 8-K filed with the SEC on December 13, 2021, Kenneth M. Mercado, former Executive Vice President, Electric Utility, stepped down from his positions with CenterPoint Energy and its affiliated entities effective January 1, 2022. Mr. Mercado agreed to remain with CenterPoint Energy through the second quarter of 2022 to support the transition of his responsibilities. Mr. Mercado has informed CenterPoint Energy that he will retire on July 5, 2022. In connection with his retirement, Mr. Mercado is "retirement eligible" and will qualify for "enhanced retirement" under CenterPoint Energy's long term incentive plan if he satisfies the requirements set forth in the applicable award agreements prior to his retirement, which are included as exhibits 10(p)(2), 10(p)(5) and 10(p)(12) to CenterPoint Energy's Annual Report on Form 10-K for the year ended December 31, 2021.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the 2022 Annual Meeting, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in the Proxy Statement. The voting results for each matter are set out below.

Election of Directors (Item 1)

Nominee	For	Against	Abstentions	Broker Non-Votes
Wendy Montoya Cloonan	449,904,352	68,554,289	700,258	36,777,397
Earl M. Cummings	431,076,469	87,122,663	959,767	36,777,397
Christopher H. Franklin	516,129,182	2,159,152	870,565	36,777,397
David J. Lesar	515,648,004	2,731,897	778,998	36,777,397
Raquelle W. Lewis	514,006,163	4,434,489	718,247	36,777,397
Martin H. Nesbitt	511,960,533	6,183,651	1,014,715	36,777,397
Theodore F. Pound	401,989,344	116,399,700	769,855	36,777,397
Phillip R. Smith	508,346,841	10,035,664	776,394	36,777,397
Barry T. Smitherman	505,551,578	12,784,545	822,776	36,777,397

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 2)

For	Against	Abstentions	Broker Non-Votes
528,531,171	26,736,809	668,316	—

Advisory Vote on Executive Compensation (Item 3)

For	Against	Abstentions	Broker Non-Votes
114,856,702	402,992,832	1,309,365	36,777,397

Approval of the CenterPoint Energy, Inc. 2022 Long Term Incentive Plan (Item 4)

For	Against	Abstentions	Broker Non-Votes
476,822,394	41,177,142	1,159,363	36,777,397

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	CenterPoint Energy, Inc. 2022 Long Term Incentive Plan (incorporated by reference to Appendix A of CenterPoint Energy's proxy statement filed March 11, 2022, File No. 001-31447)
10.2	Form of Performance Award Agreement for 20XX-20XX Performance Cycle for the CEO under Exhibit 10.1
10.3	Form of Performance Award Agreement for 20XX-20XX Performance Cycle for Officers and Director Employees under Exhibit 10.1
10.4	Form of Restricted Stock Unit Award Agreement under Exhibit 10.1
10.5	Form of Restricted Stock Unit Award Agreement for the CEO (with Performance Goals) under Exhibit 10.1
10.6	Form of Restricted Stock Unit Award Agreement (with Performance Goals) under Exhibit 10.1
10.7	Form of Restricted Stock Unit Award Agreement for Officers and Director Employees (with Performance Goals) under Exhibit 10.1
10.8	Form of Restricted Stock Unit Award Agreement for the CEO under Exhibit 10.1
10.9
Amended and Restated CenterPoint Energy 2005 Deferred Compensation Plan, effective January 1, 2009 (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of CenterPoint Energy's for the quarter ended September 30, 2008)

10.10	First Amendment effective March 1, 2022 to Amended and Restated CenterPoint Energy 2005 Deferred Compensation Plan effective January 1, 2009
10.11	Form of Second Amendment effective May 1, 2022 to Amended and Restated CenterPoint Energy 2005 Deferred Compensation Plan effective January 1, 2009
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 25, 2022	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel